SCHEDULE 4.1(m)

SUBSEQUENT EVENTS

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSET PURCHASE AND SALE AGREEMENT DATED OCTOBER ____, 2011,

BY AND BETWEEN

SHORELINE SOUTHEAST LLC AND SHORELINE OFFSHORE LLC, SELLER

AND NORTH AMERICAN ENERGY RESOURCES INC., BUYER

NONE